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                                  EXHIBIT 99.5

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

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
LTV :                                      FIXED $  FIXED %          2/28 $   2/28 %  3/27 $  3/27 %        5/25 $   5/25 %
------                                  ---------  --------   -------------  -------  ------  ------   ----------    ------
                        Below 70.01  13,051,161.66   13.24%   15,220,775.21    7.83%     ---   0.00%    589,925.60    9.97%
                        70.01 to 75   7,665,223.53    7.77%   11,366,608.63    5.84%     ---   0.00%    281,000.65    4.75%
                        75.01 to 80  21,718,071.38   22.03%   43,059,716.80   22.14%     ---   0.00%  2,159,606.78   36.48%
                        80.01 to 85  11,687,872.15   11.85%   24,693,028.70   12.70%     ---   0.00%    704,626.86   11.90%
                        85.01 to 90  21,340,985.23   21.64%   57,064,201.46   29.34%     ---   0.00%  1,812,553.27   30.62%
                        90.01 to 95   9,592,848.65    9.73%   11,813,665.65    6.07%     ---   0.00%    128,151.53    2.17%
                       95.01 to 100  13,544,997.82   13.74%   31,262,381.99   16.07%     ---   0.00%    243,304.25    4.11%
                        100.01 plus
FICO
                          below 550   6,170,713.17    6.26%   26,153,487.96   13.45%     ---   0.00%    572,350.98    9.67%
                         550 to 574   4,835,062.47    4.90%   19,018,562.27    9.78%     ---   0.00%    222,627.87    3.76%
                         575 to 599   8,544,587.24    8.67%   23,463,534.19   12.06%     ---   0.00%    877,879.35   14.83%
                         600 to 624  22,431,700.89   22.75%   32,355,315.69   16.64%     ---   0.00%    781,080.44   13.20%
                         625 to 649  21,530,201.53   21.84%   32,078,102.76   16.49%     ---   0.00%    952,732.87   16.10%
                         650 to 674  17,451,441.20   17.70%   30,642,833.71   15.76%     ---   0.00%  1,989,531.32   33.61%
                         675 to 699   9,015,468.16    9.14%   13,636,364.36    7.01%     ---   0.00%    353,161.86    5.97%
                           700 plus   8,621,985.76    8.74%   17,132,177.50    8.81%     ---   0.00%    169,804.25    2.87%
PROPERTY TYPE:
                      Single-Family  90,930,084.39   92.22%  172,812,344.76   88.86%     ---   0.00%  4,549,021.73   76.85%
                           Row Home     614,209.76    0.62%    1,216,179.35    0.63%     ---   0.00%     75,554.20    1.28%
                             Condo.   1,543,956.73    1.57%    7,152,881.29    3.68%     ---   0.00%    451,152.82    7.62%
                    2-4 Family Det.   5,128,469.83    5.20%   10,354,987.38    5.32%     ---   0.00%    843,440.19   14.25%
                          Townhouse     384,439.71    0.39%    2,943,985.66    1.51%     ---   0.00%           ---    0.00%
PURPOSE:
                           Purchase   8,023,175.44    8.14%   47,277,898.28   24.31%     ---   0.00%  1,013,244.44   17.12%
                Refinance rate/term  15,148,848.49   15.36%   10,061,292.50    5.17%     ---   0.00%    537,340.39    9.08%
Cash Out Refi (COF) Below 70.01 LTV  10,561,089.21   10.71%   14,040,273.76    7.22%     ---   0.00%    495,000.00    8.36%
           COF with LTV 70.01 to 75   5,812,487.38    5.89%    8,917,344.39    4.59%     ---   0.00%    281,000.65    4.75%
           COF with LTV 75.01 to 80  16,546,332.18   16.78%   26,814,539.65   13.79%     ---   0.00%  1,717,191.99   29.01%
           COF with LTV 80.01 to 85   9,281,590.78    9.41%   19,696,402.57   10.13%     ---   0.00%    225,010.33    3.80%
          COF with LTV `85.01 to 90  15,009,486.63   15.22%   41,883,282.34   21.54%     ---   0.00%  1,448,729.61   24.48%
          COF with LTV `90.01 to 95   8,067,240.73    8.18%    9,049,623.26    4.65%     ---   0.00%    128,151.53    2.17%
          COF with LTV 95.01 to 100  10,150,909.58   10.29%   16,739,721.69    8.61%     ---   0.00%     73,500.00    1.24%
           COF with LTV 100.01 plus

OCCUPANCY STATUS:
                     Owner Occupied  90,252,854.98   91.53%  172,134,687.20   88.51%     ---   0.00%  4,543,728.75   76.76%
                         Investment   6,449,933.15    6.54%   14,155,807.29    7.28%     ---   0.00%  1,090,440.19   18.42%
                           2nd Home   1,898,372.29    1.93%    8,189,883.95    4.21%     ---   0.00%    285,000.00    4.81%
LOAN BALANCE
                       Below 50,000   1,174,312.94    1.19%    1,634,048.42    0.84%     ---   0.00%     40,471.41    0.68%
               50,000.01 to 100,000  14,270,601.35   14.47%   18,912,522.39    9.72%     ---   0.00%    369,851.70    6.25%
              100,000.01 to 150,000  26,251,909.65   26.62%   38,289,226.75   19.69%     ---   0.00%  1,120,678.17   18.93%
              150,000.01 to 200,000  17,584,192.75   17.83%   35,739,504.58   18.38%     ---   0.00%    369,804.25    6.25%
              200,000.01 to 400,000  26,449,855.84   26.83%   68,294,743.23   35.12%     ---   0.00%  2,946,746.88   49.78%
              400,000.01 to 500,000   6,641,808.70    6.74%   16,395,817.39    8.43%     ---   0.00%    479,616.53    8.10%
              500,000.01 to 600,000   2,777,843.63    2.82%    4,526,226.90    2.33%     ---   0.00%    592,000.00   10.00%
            600,000.01 to 1,000,000   3,450,635.56    3.50%   10,688,288.78    5.50%     ---   0.00%           ---    0.00%
             1,000,000.01 and above

LOAN TERM
                            7 Years     256,499.45    0.26%             ---    0.00%     ---   0.00%           ---    0.00%
                           10 Years      32,500.00    0.03%             ---    0.00%     ---   0.00%           ---    0.00%
                           15 Years   3,554,713.35    3.61%             ---    0.00%     ---   0.00%           ---    0.00%
                           20 Years   3,617,026.39    3.67%       58,312.72    0.03%     ---   0.00%           ---    0.00%
                           25 Years     215,301.63    0.22%             ---    0.00%     ---   0.00%           ---    0.00%
                           29 Years     137,040.59    0.14%             ---    0.00%     ---   0.00%           ---    0.00%
                           30 Years  90,788,079.01   92.08%  194,422,065.72   99.97%     ---   0.00%  5,919,168.94  100.00%

DOCUMENTATION TYPE
                 Full Documentation  74,637,599.25   75.70%  125,255,643.03   64.41%     ---   0.00%  4,735,607.77   80.00%
              Limited Documentation            ---    0.00%       98,841.03    0.05%     ---   0.00%           ---    0.00%
      Stated Docs with LTV below 70   1,773,056.03    1.80%    3,296,471.74    1.70%     ---   0.00%     94,925.60    1.60%
   Stated Docs with LTV 70.01 to 75     229,544.43    0.23%    3,033,341.01    1.56%     ---   0.00%           ---    0.00%
   Stated Docs with LTV 75.01 to 80   1,277,801.46    1.30%    5,595,155.46    2.88%     ---   0.00%    247,000.00    4.17%
   Stated Docs with LTV 80.01 to 85     385,673.43    0.39%    3,514,134.83    1.81%     ---   0.00%           ---    0.00%
   Stated Docs with LTV 85.01 to 90     617,809.13    0.63%   10,198,728.54    5.24%     ---   0.00%    386,831.32    6.54%
   Stated Docs with LTV 90.01 to 95     402,165.99    0.41%    1,863,683.13    0.96%     ---   0.00%           ---    0.00%
  Stated Docs with LTV 95.01 to 100     666,114.55    0.68%    8,449,792.43    4.34%     ---   0.00%    169,804.25    2.87%
  Stated Docs with LTV above 100.01
                              Other  18,611,396.15   18.88%   33,174,587.24   17.06%     ---   0.00%    285,000.00    4.81%
LIEN STATUS
                           1st Lien  98,601,160.42  100.00%  194,480,378.44  100.00%     ---   0.00%  5,919,168.94  100.00%
     Second Liens with LTV below 85
  Second Liens with LTV 85.01 to 90
  Second Liens with LTV 90.01 to 95
 Second Liens with LTV 95.01 to 100
 Second Liens with LTV above 100.01
INTEREST ONLY
                 % of Mortgage Type   1,004,299.45    1.02%   12,425,461.75    6.39%     ---   0.00%    792,000.00   13.38%
                          Ave. FICO            670    1.02%             650   12.60%       0   0.00%           662    0.80%
                           Ave. LTV          83.43    1.02%           82.69   12.60%       0   0.00%         80.00    0.80%
                      % Stated Docs          0.00%                    0.00%            0.00%                 0.00%
                        % Full Docs          1.02%                    5.86%            0.00%                13.38%



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
LTV :                                OTHER ARM $  OTHER ARM %
                                    -----------  ------------
                        Below 70.01          ---        0.00%
                        70.01 to 75          ---        0.00%
                        75.01 to 80          ---        0.00%
                        80.01 to 85          ---        0.00%
                        85.01 to 90          ---        0.00%
                        90.01 to 95          ---        0.00%
                       95.01 to 100          ---        0.00%
                        100.01 plus
FICO
                          below 550          ---        0.00%
                         550 to 574          ---        0.00%
                         575 to 599          ---        0.00%
                         600 to 624          ---        0.00%
                         625 to 649          ---        0.00%
                         650 to 674          ---        0.00%
                         675 to 699          ---        0.00%
                           700 plus          ---        0.00%
PROPERTY TYPE:
                      Single-Family          ---        0.00%
                           Row Home          ---        0.00%
                             Condo.          ---        0.00%
                    2-4 Family Det.          ---        0.00%
                          Townhouse          ---        0.00%
PURPOSE:
                           Purchase          ---        0.00%
                Refinance rate/term          ---        0.00%
Cash Out Refi (COF) Below 70.01 LTV          ---        0.00%
           COF with LTV 70.01 to 75          ---        0.00%
           COF with LTV 75.01 to 80          ---        0.00%
           COF with LTV 80.01 to 85          ---        0.00%
          COF with LTV `85.01 to 90          ---        0.00%
          COF with LTV `90.01 to 95          ---        0.00%
          COF with LTV 95.01 to 100          ---        0.00%
           COF with LTV 100.01 plus
OCCUPANCY STATUS:
                     Owner Occupied          ---        0.00%
                         Investment          ---        0.00%
                           2nd Home          ---        0.00%
LOAN BALANCE
                       Below 50,000          ---        0.00%
               50,000.01 to 100,000          ---        0.00%
              100,000.01 to 150,000          ---        0.00%
              150,000.01 to 200,000          ---        0.00%
              200,000.01 to 400,000          ---        0.00%
              400,000.01 to 500,000          ---        0.00%
              500,000.01 to 600,000          ---        0.00%
            600,000.01 to 1,000,000          ---        0.00%
             1,000,000.01 and above
LOAN TERM
                            7 Years          ---        0.00%
                           10 Years          ---        0.00%
                           15 Years          ---        0.00%
                           20 Years          ---        0.00%
                           25 Years          ---        0.00%
                           29 Years          ---        0.00%
                           30 Years          ---        0.00%
DOCUMENTATION TYPE
                 Full Documentation          ---        0.00%
              Limited Documentation          ---        0.00%
      Stated Docs with LTV below 70          ---        0.00%
   Stated Docs with LTV 70.01 to 75          ---        0.00%
   Stated Docs with LTV 75.01 to 80          ---        0.00%
   Stated Docs with LTV 80.01 to 85          ---        0.00%
   Stated Docs with LTV 85.01 to 90          ---        0.00%
   Stated Docs with LTV 90.01 to 95          ---        0.00%
  Stated Docs with LTV 95.01 to 100          ---        0.00%
  Stated Docs with LTV above 100.01
                              Other          ---        0.00%
LIEN STATUS
                           1st Lien          ---        0.00%
     Second Liens with LTV below 85
  Second Liens with LTV 85.01 to 90
  Second Liens with LTV 90.01 to 95
 Second Liens with LTV 95.01 to 100
 Second Liens with LTV above 100.01
INTEREST ONLY
                 % of Mortgage Type          ---        0.00%
                          Ave. FICO            0        0.00%
                           Ave. LTV            0        0.00%
                      % Stated Docs        0.00%
                        % Full Docs        0.00%


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
MH STRATIFICATION:
Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs

SILENT SECONDS STRATIFICATION:
Total Balance                   22,105,871.40
% Pool Balance                          7.39%
Ave. FICO                                 647
Ave. LTV                                79.95
% Full Docs                             6.53%

2ND LIEN STRATIFICATION:
Total Balance
% Pool Balance
Ave. FICO
% Full Docs

LTV ABOVE 90 STRATIFICATION:
Total Balance                 66,585,349.89
% Pool Balance                       22.27%
Ave. FICO                               650
Ave. LTV                              97.89
% Full Docs                          14.80%